UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 15, 2021

Date of Report (Date of earliest event reported)

Rocky Mountain Industrials, Inc.

(formerly RMR Industrials, Inc.)

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55402	46-0750094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 DTC Blvd., Suite 130

Denver, CO 80237

(Address of Principal Executive Offices)

(720) 614-5213

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

On December 15, 2021, Rocky Mountain Industrials Inc. (RMI) issued a press release announcing record earnings for its fiscal 2nd quarter ended September 30, 2021. The press release is detailed below, and a copy of the press release is attached hereto in exhibit 99.1.

ROCKY MOUNTAIN INDUSTRIALS REPORTS RECORD QUARTERLY EARNINGS

RMI STRATEGICALLY POSITIONED TO CAPITALIZE ON INFRASTRUCTURE SURGE

Denver, Colorado (December 15, 2021) – Rocky Mountain Industrials, Inc. (RMI), Colorado’s next generation infrastructure company, reported record earnings for its fiscal 2nd quarter ended September 30, 2021. RMI reported net income of $3,003,891 for the quarter.

“The RMI team is well positioned to support Colorado’s infrastructure improvement and expansion over the next decade,” said Brian Fallin, CEO of RMI, “Our core, fortress assets are well situated in Colorado’s high-growth corridors to facilitate infrastructure expansion.”

The Rocky Mountain Rail Park’s 620-acre footprint is under construction, which provides mainline rail access to service the heavy industrial market in eastern Denver Metro. RMI is bridging the current construction aggregate supply deficit in Colorado and surrounding markets.

Colorado is estimated to receive $3.7 billion for federal-aid highway apportioned programs and $225 million for bridge replacement and repairs under the Infrastructure Investment and Jobs Act over five years(1). RMI is positioned to benefit from the surge in infrastructure spending in the region through its strategic materials and rail assets.

About RMI

Rocky Mountain Industrials, Inc. is a materials infrastructure and distribution organization strategically positioned to serve the Rocky Mountain Region.

CAUTIONARY INFORMATION ABOUT FORWARD-LOOKING STATEMENTS This press release contains forward-looking statements. The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “initial,” “intend,” “may,” “plan,” “potential,” “project,” “proposed,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements herein relate to, among other things, RMI’s strategic position and prospects and legislative developments.  These statements involve several known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include the matters discussed in the “Risk Factors” section of RMI’s filings with the Securities and Exchange Commission, all of which are incorporated by reference herein. The forward-looking statements in this press release speak as of the date of this release. Although RMI may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so except as required by securities laws.

(1) https://www.whitehouse.gov/wp-content/uploads/2021/08/COLORADO_The-Infrastructure-Investment-and-Jobs-Act-State-Fact-Sheet.pdf

ITEM 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description*

99.1*	Press release dated December 15, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2021	By:	/s/ Brian Fallin
Brian Fallin
Chief Executive Officer
(Principal Executive Officer)